SECURITIES AND EXCHANGE COMMISSION

          Washington, D.C. 20549



                 FORM 8-K

              CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported) November 24, 1997


         Toy Biz, Inc.
             (Exact Name of Registrant as Specified in its Charter)


Delaware                     1-13638                 13-3711775
(State or Other            (Commission         (I.R.S. Employer
Jurisdiction of           File Number)           Identification
incorporation)                                             No.)





                   685 Third Avenue, New York, New York 10017
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 682-4700
              (Registrant's Telephone Number, Including Area Code)



         (Former Name or Former Address, If Changed Since Last Report.)


657424.1

ITEM 5.  Other Events.

                  On November 19, 1997, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that it, along with holders of more than two-thirds of the senior secured debt of Marvel Entertainment Group, Inc. ("Marvel"), other than debt controlled by Marvel insiders, had filed a joint plan of reorganization in Marvel's bankruptcy case providing for the combination of the Registrant and Marvel. A copy of the operative documents which include (a) the Joint Plan of Reorganization filed with the United States Bankruptcy Court for the District of Delaware on November 21, 1997 by the Registrant and the secured lenders of Marvel, with attached exhibits (the "Plan of Reorganization"), (b) an Amended and Restated Master Agreement, dated November 19, 1997, by and among (i) the Registrant, (ii) the secured creditors of Marvel and certain of its direct and indirect subsidiaries (the "Consenting Lenders") and (iii) the Panini Lenders (as defined in the Plan of Reorganization), with attached exhibits, (c) an Amended and Restated Proxy and Stock Option Agreement, dated as of November 19, 1997, by and among Isaac Perlmutter, Isaac Perlmutter T.A., Zib Inc. and the Consenting Lenders, (d) an Amended and Restated Proxy and Stock Option Agreement, dated as of November 19, 1997, by and between Avi Arad and the Consenting Lenders, (e) a commitment letter relating to the purchase of 8% Cumulative Convertible Preferred Stock, dated as of November 19, 1997, among the Registrant, Dickstein Partners Inc. and Zib, Inc. (the "Commitment Letter") and (f) an agreement, dated as of November 19, 1997, among Dickstein Partners, Inc., Isaac Perlmutter, Avi Arad and Joseph
M. Ahearn relating to the Commitment Letter are attached hereto as Exhibit 2.1,
Exhibit 2.2, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively.

ITEM 7.  Financial Statements and Exhibits.

(c)  Exhibits.

2.1. Amended and Restated Master Agreement, dated as of November 19, 1997, by and among Registrant, Consenting Lenders and the Panini Lenders.

2.2 Joint Plan of Reorganization filed with the United States Bankruptcy Court for the District of Delaware on November 21, 1997 by the secured lenders of Marvel and the Registrant.

10.1. Amended and Restated Proxy and Stock Option Agreement, dated as of November 19, 1997, by and among Isaac Perlmutter, Isaac Perlmutter T.A., Zib Inc. and the Consenting Lenders.

10.2. Amended and Restated Proxy and Stock Option Agreement, dated as of November 19, 1997, by and between Avi Arad and the Consenting Lenders.

10.3 Commitment Letter, dated as of November 19, 1997, by and between the Registrant, Dickstein Partners Inc., and Zib Inc.

10.4 Agreement, dated as of November 19, 1997, by and among Dickstein Partners, Inc., Isaac Perlmutter, Avi Arad and Joseph M. Ahearn.

99.1. Press release of the Registrant, dated November 21, 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TOY BIZ, INC.
                                  (Registrant)


Date:  November 24, 1997
                                   By  /s/ Joseph M. Ahearn
                                       ---------------------------------------
                                  Name:  Joseph M. Ahearn
                                  Title: President and Chief Executive Officer